                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH

KEMPER
EUROPE FUND

                  "...the most important aspect of European
                    economies has been the gradual pickup
              of economic growth from near recessionary levels,
                   particularly in France and Germany. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
24
SHAREHOLDERS' MEETING


At A GLANCE
--------------------------------------------------------------------------------
KEMPER EUROPE FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

CLASS A                                           28.69%
CLASS B                                           28.05%
CLASS C                                           28.19%
LIPPER EUROPEAN REGION FUNDS CATEGORY AVERAGE*    30.17%
--------------------------------------------------------------------------------
Returns and rankings are historical and do not guarantee future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulations and differences in liquidity that may increase volatility of your investment.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  5/31/98    11/30/97
--------------------------------------------------------------------------------
    KEMPER EUROPE FUND
    CLASS A                         $15.74     $12.43
--------------------------------------------------------------------------------
    KEMPER EUROPE FUND
    CLASS B                         $15.52     $12.27
--------------------------------------------------------------------------------
    KEMPER EUROPE FUND
    CLASS C                         $15.55     $12.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER EUROPE FUND RANKINGS AS OF 5/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
EUROPEAN REGION FUNDS CATEGORY*

                        CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
    1-YEAR              #65 OF 83 FUNDS    #70 OF 83 FUNDS     #68 OF 83 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD, KEMPER EUROPE FUND
MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    INCOME DIVIDEND    $0.50        --        --
--------------------------------------------------------------------------------
    SHORT-TERM
    CAPITAL GAIN       $0.06     $0.06     $0.06
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN       $0.09     $0.09     $0.09
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of May 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to ultimately introduce a single currency and create a more economically competitive region.

CYCLICAL STOCKS The stock of a company whose profits are heavily influenced by cyclical changes in economic activity. As investors anticipate changes in profits, cyclical stocks often reach their high and low levels before the respective highs and lows in the economy.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[SLENDEBROEK PHOTO]

MARC SLENDEBROEK JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS THE PORTFOLIO MANAGER OF KEMPER EUROPE FUND. HE IS A VICE PRESIDENT OF INTERNATIONAL EQUITIES FOR SCUDDER INVESTMENTS (U.k.) LIMITED, WHICH IS A LONDON BASED SUBSIDIARY OF SCUDDER KEMPER SERVING AS SUB-ADVISER FOR THE FUND. HE HAS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

MARKETS ACROSS EUROPE SHOT SHARPLY UPWARD DURING THE SIX-MONTH PERIOD AS COUNTRIES PREPARED FOR THE IMPLEMENTATION OF THE EUROPEAN MONETARY UNION (EMU) NEXT JANUARY. KEMPER EUROPE FUND PROVIDED INVESTORS WITH A 28.69 PERCENT RETURN (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE), 1.48 PERCENT BELOW THE LIPPER EUROPEAN REGION FUNDS CATEGORY AVERAGE OF 30.17 PERCENT. PORTFOLIO MANAGER MARC SLENDEBROEK DISCUSSES HOW FISCALLY CONSERVATIVE GOVERNMENTS AND RELAXED CENTRAL BANKS HAVE HELPED TO CREATE THE IDEAL ECONOMIC ENVIRONMENT FOR STOCKS, AND HOW HE POSITIONED THE FUND DURING THE RALLY.

Q     FOR INVESTORS, EUROPE HAS BEEN THE PLACE TO BE DURING THE PAST SIX MONTHS.
WHAT ECONOMIC ISSUES ARE DRIVING THIS OUTSTANDING PERFORMANCE?

A     I think the most important aspect of European economies has been the gradual pickup of economic growth from near recessionary levels, particularly in France and Germany. It was only about six months ago that we started to see signs of life in those economies. A significant economic recovery has been taking place in the fringe economies for some time, particularly in Spain, the Netherlands, Ireland, and to some extent Italy, but what we're clearly seeing now is an acceleration of that trend.

      The main catalyst of all this has been the run-up to the start of the EMU, which is scheduled to begin on January 1, 1999. For several years, most governments have increased taxes and lowered expenditures to strengthen their countries' fiscal positions in order to meet EMU criteria. That caused a fairly significant economic slowdown. As EMU nears and most countries have brought their government budgets under control, we are seeing a gradual relaxing of government policies.

      That, combined with the lax monetary policies that central banks put in place to counter the effects of the tight fiscal policies, has led to a sharp pickup of economic growth across the region. I think economic growth will continue before anyone puts the brakes on. Since the level of unemployment in Europe is still fairly high, there is no pricing pressure to raise interest rates in the short term.

      At the moment, short-term interest rates around Europe are moving into convergence, meaning countries are bringing their rates in line with Germany and France. We still have some interest rate cuts to go, especially in Ireland, Italy and Spain.

Q     THE ASIAN CRISIS RESURFACED AND WAS A DRAG ON U.S. MARKETS IN THE SECOND
QUARTER OF THIS YEAR. HOW DID IT AFFECT EUROPE DURING THIS SIX-MONTH PERIOD?

A Europe has largely escaped the damage seen elsewhere. The Asian impact was still being felt in November when the market was trying to assess how the crisis might affect Europe. In December, it became clear that Europe's exposure to Asia was very low, so the market recovered. Asia accounts for only 1 or 2 percent of European exports.

PERFORMANCE UPDATE

Q     HAVE YOU HAD TO CHANGE THE WAY YOU MANAGE THE PORTFOLIO IN LIGHT OF THIS
BOOMING MARKET?


A     Our investment process hasn't changed. We follow a bottom-up philosophy that focuses on quality companies operating in markets that are growing faster than gross domestic product (GDP). In our decision-making process we analyze cash flow and cash flow growth, we look at balance sheets and operating environments and market share. This basic philosophy drives us to businesses that are growing. Business services, wireless technology and financials are good examples of that. Our growth philosophy is perfectly suited to this environment.


Q     HOW ABOUT CURRENCY RISK IN THIS MARKET. CAN WE ASSUME YOU DID NOT NEED TO
HEDGE DURING THE PERIOD?


A     We didn't need to hedge, and we aren't likely to do so going forward.
Given the pickup of economic growth in Europe, some countries may raise short-term rates down the road. Some may do so to move toward convergence as EMU approaches. If anything, the very strong dollar appreciation we've had relative to the Euro dollar has probably come to an end and might even be reversing a little. Because of this, I think U.S. investors might actually get some extra returns out of the currency risk going forward. This is actually the first time in over two years that we've felt this way.

Q     WAS THE ECONOMIC STRENGTH EVENLY DISTRIBUTED ACROSS EUROPE OR WERE SOME
EUROPEAN COUNTRIES MORE ROBUST THAN OTHERS?


A The Mediterranean markets led the rally. Italy gained 52 percent, Portugal 47 percent and Spain 44 percent over the last six months (in U.S. dollars). This was caused primarily by the convergence of interest rates that I mentioned earlier. Short-term interest rates in these countries were relatively high. When their central banks began reducing short-term rates, a positive impact was felt on the financial liquidity in those markets, causing equity prices to soar.

      In addition, these countries have benefited from the strict fiscal policies implemented by their governments as they worked to become part of EMU. They have all cut budget deficits and addressed inflation concerns. The relative improvements in Italy and Spain have been larger than the relative improvements we've seen in other areas, and the resulting impact on the local economies has been greater.

      On the other hand, the United Kingdom stands out once again as a sharply underperforming market, returning 17.8 percent for the six-month period. The UK continues to suffer from almost the reverse situation we see in the rest of Europe. They have decided not to participate in the launching phase of EMU, causing a significant currency risk to hang over the market.

      We've seen the country's exchange rate go up fairly significantly in the six-month period. In addition to that, it's quite far ahead of the rest of Europe in its economic cycle. A boom in the domestic economy has led the Bank of England to raise rates several times rather than reduce them as we've seen in the rest of Europe.

      I don't think the fiscal tightening trend will end soon. The inflationary pressures they're facing -- fairly strong consumption and a very strong service sector -- will take a long time to address. The exchange rate uncertainty will remain until they join the EMU, and the worries about inflation are clearly more urgent than similar worries in Germany or France. Our underweight position in the United Kingdom reflects those worries.

      Norway is another sharply underperforming market, primarily as a result of lower oil prices. Norway is the Saudi Arabia of Europe, and with oil exploration and production down 7 percent in the period, the country suffered.


Q     YOU MENTIONED BUSINESS SERVICES, WIRELESS TECHNOLOGY AND FINANCIALS AS
SECTORS THAT ARE GROWING MORE QUICKLY THAN OTHER AREAS. WHAT MAKES THOSE THREE SECTORS STANDOUTS, AND ARE THERE ANY SECTORS THAT ARE STRUGGLING?

A     Financials were up 37.1 percent. This was primarily driven by very strong insurance, up 44 percent, and a slightly less strong retail bank sector, up 35.1 percent. Insurance companies benefited from strong growth and banks are increasingly benefiting from corporate restructuring, which has led to stronger returns on their book values. They have been reducing their number of branches and increasing their use of information technology. The consolidation trend in the sector, which is very actively taking place in Europe, is another driver of valuations in that sector. That is a global phenomenon also occurring in the United States.

      The telecommunications area was even stronger than financials, up 41.6 percent. This area is particularly driven by very strong gains in wireless networks. Wireless systems in Europe are in an advanced stage relative to the United States. Market penetration in some areas is already above 30 percent. In addition, the wireless networks have seen a pickup in revenues per

PERFORMANCE UPDATE

subscriber, which is important because it implies that people are using wireless for more than just conversation. Consumers are using their systems to send data through mobile computers and are taking advantage of many other new communication services.

      Auto assembly was the top-performing sector, up 47.9 percent, due in part to merger activity. Daimler-Benz and Chrysler merged and Volkswagen bought Rolls Royce. We also are emerging from a period of extremely weak demand for European cars, and have actually seen consumers come to life in this area. That, in combination with significant cost cutting, has caused this sector to jump up.

      Some sectors that were not as profitable include retail chains, up only 4 percent; steel, up 7.8 percent; general retail, up 14.6 percent and pharmaceuticals, up 15.7 percent. Retail stocks haven't moved because the improvements we've seen in European economies have had very little effect as yet on consumers. They've faced pressures from fiscally conservative governments, uncertainty surrounding EMU and lack of job security. Unemployment also has continued to rise. That trend has only recently begun to change and obviously it will be some time before that filters through to consumers.

      Of course, the energy sector has been depressed worldwide as a result of lower oil prices.


Q     HOW WELL WERE YOU POSITIONED IN EACH OF THESE SECTORS AND HOW HAVE YOU
ADJUSTED YOUR POSITION DURING THE PERIOD?


A     We were well positioned to benefit from the strength of the financial and telecommunication sectors. In financials we were slightly overweighted relative to the index and in telecomms we were strongly overweighted. We were also well positioned in the business services sector, where we have long been very overweighted. That sector includes temporary employment, catering and information technology companies. We have significantly increased business services as a proportion of our holdings during this period, and hold close to 20 percent of the portfolio in this sector today.

      Where I think we went wrong was in our over-exposure to the oil sector, which was hurt by the tanking of oil prices, and the pharmaceutical sector. The pharmaceutical sector stumbled very badly when the GlaxoWellcome-SmithKline Beecham merger failed. Both companies are among the top 15 European companies in terms of size, and this was supposed to be the largest merger in the sector globally. When the deal fell through after a few weeks, it caused a major fallout in the sector in February. Because we were overweight in this sector we suffered. Also, we unfortunately had little exposure to the automotive sector when it was peaking.

      We have reduced our position in the pharmaceutical sector because we felt the European valuations had been driven up by merger expectations to an unsustainable level. Also, the failure of the merger meant that a lot of cost-cutting assumptions factored in by the market were obviously wrong. We also felt the sector was overpriced relative to the United States.

      We also reduced our exposure to the oil sector, an area which, given exposure to the Asian crisis, continues to be under pressure. World demand for oil just hasn't grown as fast as oil companies had thought, and that's been due to Asia. Our overweighting in oil (13 percent versus the index weighting of 9 percent) hurt our performance a bit.


Q     AS YOU LOOK AHEAD TO THE NEXT SIX MONTHS, WHAT AREAS DO YOU THINK HOLD
POTENTIAL AND WHAT AREAS WILL YOU AVOID?

A     Business services look attractive. We continue to like wireless operators because we see enormous potential for growth and we think that the concentration in the financial services industry has just started.

      I think the business services sector, particularly outsourcing firms, should do well for many reasons. Today our business services holdings are at nearly four times the index weighting. Companies in the early stages of restructuring, which is what we're seeing now in Europe, reduce costs by reducing personnel. During the next phase, which we are about to enter, companies will try to improve efficiency in other ways.

      Outsourcing is a fairly new concept in Europe. Through outsourcing, companies can reduce costs and benefit from outside expertise. These new outsourcing firms are creating an entire new industry. In addition, European governments are just beginning to outsource jobs. In the United States and the United Kingdom, it's quite prevalent. Since European governments' share of their economy is almost twice that of the U.S. government's share, the outsourcing market is potentially significantly larger.

      A related area we have a substantial investment in is the temporary employment sector, which is key to making the European workforce more flexible. Restrictive labor laws are an ongoing problem in European markets. Governments won't change those laws but temporary employment companies give

PERFORMANCE UPDATE

companies the flexible labor they need. The temporary employment market experienced growth above 20 percent in the first quarter alone.

      We are underweighted in the auto assembly area because we think there are structural problems there. There's a 20 percent overcapacity in the European car industry. Which, given the announced investments in the area, implies any short-term pick up in pricing or demand that companies benefit from now will be eaten up by having too many car plants. That will put pressure on the earnings people achieve until some plants are closed.

      WHAT COUNTRIES WILL YOU FOCUS ON?

A     Our underweight position in the UK will continue. That won't change until we know when the UK will join EMU. We have a fairly overweight position in the Netherlands, which is home to many strong business services companies that offer good value. We also have an overweight in Italy, where there's a strong telecommunications industry and room for consolidation in the financial services industry. We have a significant position in Switzerland because of the outstanding quality of companies domiciled there.

Q     WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A     The markets have been incredibly strong so far this year, so we think it would be unreasonable to expect the current pace to continue. The FT/S&P World Europe Index is up 25.28 percent year-to-date, and some countries like Italy and Spain are up 40 percent.

      But with that caution, the underlying trend of the economies in Europe remains extremely positive and corporate profitability is on a strong upward path. We're still looking at earnings growth in the double digit figures, a good point to make because that's significantly more than we're getting in the States at the moment.

      In many areas of Europe, unemployment is still above 10 percent, so we consider the inflation risk very modest. At that rate, wage pressures will not balloon. And obviously we think consumption will pick up as unemployment starts to fall across the region.

      I think the ongoing deregulation of the European markets as we prepare for EMU will have a positive impact on economic growth as well. When you cross borders in Europe you still see trucks lined up waiting for regulatory clearance. The market is still not totally competitive and that has to do with currency differences.

INDUSTRY SECTORS

KEMPER EUROPE FUND'S EXPOSURE COMPARED TO ITS INDEX*

Data shows the geographic composition of the FT/S&P Actuaries World Europe Index(TM)and the corresponding percentage of total common stock holdings for Kemper Europe Fund in these markets as of May 31, 1998. Differences in the composition help explain the differences in the performance of each. Please note, the fund and index may also invest in other countries not included in this chart.

                          [EQUITY PORTION BAR GRAPH]


                                                         FT/S&P ACTUARIES
                      KEMPER EUROPE FUND                WORLD EUROLPE INDEX
                       AS OF 5/31/98                       AS OF 5/31/98
NETHERLANDS               20.4%                                 8.1%

UNITED kINGDOM            19.9%                                32.4%

SWITZERLAND               15.0%                                10.1%

ITALY                     11.7%                                 6.5%

FRANCE                    10.6%                                11.8%

GERMANY                    9.8%                                13.8%

SPAIN                      4.7%                                 4.4%

SWEDEN                     4.2%                                 4.6%

PORTUGAL                   2.0%                                 0.67%

IRELAND                    1.7%                                 0.75%

OTHER                      0.0%                                 6.9%


            *PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*

A comparison of the fund's top 15 holdings on May 31, 1998 with its top 15 holdings on November 30, 1997.

----------------------------------------------------------------------------------------
                  ON 5/31/98                                     ON 11/30/97
----------------------------------------------------------------------------------------
1.           NESTLE, S.A.            3.7%                   NOVARTIS                7.0%
----------------------------------------------------------------------------------------
2.           UNION BANK OF           3.7%                   GLAXO WELLCOME          5.2%
             SWITZERLAND
----------------------------------------------------------------------------------------
3.           ING GROEP               3.3%                   KONINKLIJKE AHOLD       4.1%
----------------------------------------------------------------------------------------
4.           TELECOM ITALIA MOBILE   3.1%                   BRITISH PETROLEUM       4.0%
----------------------------------------------------------------------------------------
5.           SAP, A.G.               3.1%                   ROYAL DUTCH PETROLEUM   3.9%
----------------------------------------------------------------------------------------
6.           TELECOM ITALIA,         3.0%                   ROCHE HOLDINGS          3.7%
             S.P.A.
----------------------------------------------------------------------------------------
7.           ABB AB                  3.0%                   TOTAL, S.A.             3.5%
----------------------------------------------------------------------------------------
8.           RENTOKIL INITIAL, PLC   2.9%                   REPSOL, S.A.            2.9%
----------------------------------------------------------------------------------------
9.           RANDSTAD HOLDING        2.8%                   TELECOM ITALIA MOBILE   2.6%
----------------------------------------------------------------------------------------
10.          BRITISH PETROLEUM       2.7%                   CIBA SPECIALTY          2.5%
                                                            CHEMICALS
----------------------------------------------------------------------------------------
11.          ASSICURAZIONI           2.7%                   AEGON, N.V.             2.4%
             GENERALI
----------------------------------------------------------------------------------------
12.          VEDIOR, N.V.            2.7%                   ELF AQUITAINE           2.4%
----------------------------------------------------------------------------------------
13.          VIAG, A.G.              2.5%                   ELECTRICIDADE           2.4%
----------------------------------------------------------------------------------------
14.          UNIQUE INTERNATIONAL,   2.4%                   TELECOM ITALIA S.P.A.   2.3%
             N.V.
----------------------------------------------------------------------------------------
15.          UNILEVER, PLC           2.2%                   BAAN COMPANY, N.V.      2.2%
----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EUROPE FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
    COMMON STOCKS                                                                              SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--18.9%
                                             ING Groep, N.V.
                                               FINANCIAL SERVICES                              22,039       $ 1,515
                                             Randstad Holding
                                               TEMPORARY EMPLOYMENT                            23,000         1,280
                                             Vedior, N.V.
                                               TEMPORARY EMPLOYMENT                            38,000         1,211
                                             Unique International, N.V.
                                               TEMPORARY EMPLOYMENT                            32,990         1,105
                                             Akzo Nobel, N.V.
                                               HEALTHCARE, COATINGS AND CHEMICALS
                                               PRODUCTS                                         3,000           627
                                             Getronics, N.V.
                                               INFORMATION AND COMMUNICATION SERVICES          11,600           577
                                             Hagemeyer, N.V.
                                               BRANDED CONSUMER AND CAPITAL GOODS              11,840           532
                                             Aalberts Industries, N.V.
                                               CAPITAL GOODS AND COMPONENTS                    16,710           511
                                             Koninklijke Ahold, N.V.
                                               FOOD RETAILER                                   16,118           509
                                             Aegon, N.V.
                                               INSURANCE COMPANY                                5,010           401
                                             Nedcon Groep
                                               RACKING SYSTEMS MANUFACTURER                     7,604           286
                                             --------------------------------------------------------------------------
                                                                                                              8,554
-----------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--18.4%
                                             Rentokil Initial, PLC
                                               SERVICES COMPANY                               190,500         1,327
                                             British Petroleum
                                               INTEGRATED OIL COMPANY                          83,474         1,224
                                             Unilever, PLC
                                               CONSUMER GOODS PRODUCER                         90,000           987
                                             Compass Group, PLC
                                               CONTRACT CATERER                                47,000           973
                                             (a)National Westminster Bank, PLC
                                               BANKING                                         47,859           873
                                             Shell Transport & Trading Co., PLC
                                               CHEMICAL COMPANY                               100,000           737
                                             Glaxo Wellcome, PLC
                                               PHARMACEUTICAL COMPANY                          24,618           662
                                             BBA Group, PLC
                                               DIVERSIFIED ENGINEERING COMPANY                 73,489           640
                                             Vodafone Group, PLC
                                               TELECOMMUNICATIONS PROVIDER                     50,000           549
                                             Marks & Spencer, PLC
                                               CONSUMER GOODS AND FOODS RETAILER               38,235           340
                                             (a)British Biotech, PLC
                                               PHARMACEUTICAL COMPANY                          49,910            40
                                             HBSC Holdings
                                               BANKING                                            307             8
                                             --------------------------------------------------------------------------
                                                                                                              8,360
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--13.9%
                                             Nestle, S.A.
                                               FOOD PROCESSOR                                     790       $ 1,695
                                             Union Bank of Switzerland
                                               BANKING                                          4,980         1,677
                                             Adecco, S.A.
                                               PERSONNEL SERVICES                               1,840           759
                                             (a)Alusuisse-Lonza Holding, A.G.
                                               ALUMINUM, CHEMICALS AND PACKAGING                  535           720
                                             Ciba Specialty Chemicals
                                               CHEMICAL PRODUCER                                4,265           609
                                             Novartis
                                               PHARMACEUTICAL COMPANY                             298           506
                                             Roche Holdings, A.G.
                                               PHARMACEUTICAL COMPANY                              34           350
                                             --------------------------------------------------------------------------
                                                                                                              6,316
-----------------------------------------------------------------------------------------------------------------------
    ITALY--10.8%
                                             Telecom Italia Mobile
                                               MOBILE TELECOMMUNICATIONS PROVIDER             235,500         1,394
                                             Telecom Italia, S.p.A.
                                               MOBILE TELECOMMUNICATIONS PROVIDER             182,000         1,376
                                             (a)Assicurazioni Generali
                                               INSURANCE COMPANY                               37,750         1,214
                                             Istituto Mobiliare Italiano, S.P.A.
                                               BANKING                                         52,932           907
                                             --------------------------------------------------------------------------
                                                                                                              4,891
-----------------------------------------------------------------------------------------------------------------------
    FRANCE--9.8%
                                             Groupe Danone, S.A.
                                               FOOD PRODUCER                                    3,270           880
                                             AXA-UAP
                                               INSURANCE COMPANY                                7,500           854
                                             Societe Generale
                                               BANKING                                          3,676           728
                                             Elf Aquitaine
                                               OIL AND GAS COMPANY                              4,300           597
                                             Banque Nationale de Paris
                                               BANKING                                          6,855           585
                                             Carrefour, S.A.
                                               FOOD RETAILER                                      770           471
                                             Technip, S.A.
                                               ENGINEERING COMPANY                              2,188           314
                                             --------------------------------------------------------------------------
                                                                                                              4,429
-----------------------------------------------------------------------------------------------------------------------
    GERMANY--9.1%
                                             SAP, A.G.
                                               SOFTWARE DEVELOPER                               2,680         1,386
                                             VIAG, A.G.
                                               FINANCIAL SERVICES                               2,000         1,122
                                             Mannesmann, A.G.
                                               CAPITAL GOODS PRODUCER                             700           685
                                             SKW Trostberg, A.G.
                                               CHEMICAL COMPANY                                12,600           513
                                             Bayerische Vereinsbank
                                               FINANCIAL SERVICES                               5,000           419
                                             --------------------------------------------------------------------------
                                                                                                              4,125
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                               SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
    SPAIN--4.4%
                                             Telefonica de Espana, S.A.
                                               TELECOMMUNICATIONS SERVICES                     16,363       $   729
                                             Bankinter, S.A
                                               BANKING                                          6,200           408
                                             Banco Bilbao Vizcaya, S.A.
                                               BANKING                                          6,526           328
                                             Banco Santander, S.A.
                                               BANKING                                          6,382           322
                                             Banco Popular Espanol, S.A.
                                               BANKING                                          2,593           206
                                             --------------------------------------------------------------------------
                                                                                                              1,993
-----------------------------------------------------------------------------------------------------------------------
    SWEDEN--3.9%
                                             ABB AB
                                               ENGINEERING COMPANY                             83,800         1,343
                                             (a)Industri Matematik
                                               INFORMATION TECHNOLOGY SERVICES                 26,500           426
                                             --------------------------------------------------------------------------
                                                                                                              1,769
-----------------------------------------------------------------------------------------------------------------------
    PORTUGAL--1.8%
                                             Electricidade
                                               ELECTRICITY PROVIDER                            32,000           838
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    IRELAND--1.6%
                                             Bank of Ireland
                                               BANKING                                         37,380           706
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--92.6%
                                             (Cost: $36,571)                                                 41,981
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--6.6%
                                             Yield--5.56%
                                             Due--June and July 1998
                                             Finova Capital Corp.                              $1,000           997
                                             Other                                              2,000         1,991
                                             --------------------------------------------------------------------------
                                             TOTAL MONEY MARKET INSTRUMENTS--6.6%
                                             (Cost: $2,988)                                                   2,988
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.2%
                                             (Cost: $39,559)                                                 44,969
                                             --------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--.8%                       355
                                             --------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $45,324
                                             --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS



At May 31, 1998, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                               VALUE            %
----------------------------------------------------------------------------------------
Finance                                                       $13,616           30.0
----------------------------------------------------------------------------------------
Consumer Cyclicals                                             10,900           24.1
----------------------------------------------------------------------------------------
Utilities                                                       3,608            8.0
----------------------------------------------------------------------------------------
Consumer Staples                                                3,187            7.0
----------------------------------------------------------------------------------------
Energy                                                          2,558            5.6
----------------------------------------------------------------------------------------
Health Care                                                     2,185            4.8
----------------------------------------------------------------------------------------
Capital Goods                                                   2,150            4.7
----------------------------------------------------------------------------------------
Technology                                                      1,935            4.3
----------------------------------------------------------------------------------------
Basic Industries                                                1,842            4.1
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            41,981           92.6
----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS, CASH AND OTHER NET ASSETS             3,343            7.4
----------------------------------------------------------------------------------------
NET ASSETS                                                    $45,324          100.0
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $39,559,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $6,274,000, the gross unrealized depreciation was $864,000 and the net unrealized appreciation on investments was $5,410,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $39,559)                                                 $44,969
-----------------------------------------------------------------------
Cash                                                              1,162
-----------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  281
-----------------------------------------------------------------------
  Dividends                                                         299
-----------------------------------------------------------------------
  Reimbursement from advisor                                         94
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 46,805
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                           1,293
-----------------------------------------------------------------------
  Fund shares redeemed                                               12
-----------------------------------------------------------------------
  Distribution services fee                                          13
-----------------------------------------------------------------------
  Administrative services fee                                         6
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            137
-----------------------------------------------------------------------
  Trustees' fees and other                                           20
-----------------------------------------------------------------------
    Total liabilities                                             1,481
-----------------------------------------------------------------------
NET ASSETS                                                      $45,324
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------
Paid-in capital                                                 $36,784
-----------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             3,054
-----------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                 5,406
-----------------------------------------------------------------------
Undistributed net investment income                                  80
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $45,324
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($22,423 / 1,425 shares outstanding)                           $15.74
-----------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                    $16.70
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($20,937 / 1,349 shares outstanding)                           $15.52
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,964 / 126 shares outstanding)                              $15.55
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $65)                $  381
----------------------------------------------------------------------
  Interest                                                          79
----------------------------------------------------------------------
    Total investment income                                        460
----------------------------------------------------------------------
Expenses:
  Management fee                                                   121
----------------------------------------------------------------------
  Distribution services fee                                         62
----------------------------------------------------------------------
  Administrative services fee                                       38
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           217
----------------------------------------------------------------------
  Professional fees                                                  8
----------------------------------------------------------------------
  Reports to shareholders                                           17
----------------------------------------------------------------------
  Trustees' fees and other                                          29
----------------------------------------------------------------------
    Total expenses before expense waiver                           492
----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager            141
----------------------------------------------------------------------
    Total expenses after expense waiver                            351
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              109
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                          3,073
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   4,607
----------------------------------------------------------------------
Net gain on investments                                          7,680
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $7,789
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED                     YEAR
                                                                  MAY 31,                   ENDED
                                                                   1998                  NOVEMBER 30,
                                                                (UNAUDITED)                  1997
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment gain (loss)                                      $   109                    (12)
---------------------------------------------------------------------------------------------------
  Net realized gain                                                 3,073                    321
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             4,607                    517
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                7,789                    826
---------------------------------------------------------------------------------------------------
Net equalization credits                                               --                     35
---------------------------------------------------------------------------------------------------
  Distribution from net investment income                             (49)                    --
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                (304)                   (51)
---------------------------------------------------------------------------------------------------
Total dividends to shareholders                                      (353)                   (51)
---------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       13,978                 19,244
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       21,414                 20,054
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------

Beginning of period                                                23,910                  3,856
---------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of $80 and $55, respectively)               $45,324                 23,910
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Europe Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain

NOTES TO FINANCIAL STATEMENTS


                             dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION. Prior to December 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of Fund shares to undistributed net investment income. As of December 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of book equalization will result in simpler financial statements. The cumulative effect of the change was to decrease undistributed net investment income and increase paid-in-capital previously reported through November 30, 1997 by $45,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. However, the Fund incurred no management fees for the period ended May 31, 1998, after a fee waiver of $121,000 by Scudder Kemper.

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the Fund. Under this arrangement, Scudder Kemper absorbed operating expenses of $20,000 for the period ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI).

NOTES TO FINANCIAL STATEMENTS


                             Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                 COMMISSIONS     COMMISSIONS ALLOWED BY
                                                               RETAINED BY KDI        KDI TO FIRMS
                                                               ---------------   ----------------------
                             Six months ended May 31, 1998         $9,900               101,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES     COMMISSIONS AND
                                                                      AND CDSC         DISTRIBUTION FEES
                                                                   RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                  -----------------   --------------------
                             Six months ended May 31, 1998             $76,000              173,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                       ASF (AFTER
                                                                     EXPENSE WAIVER)
                                                                         PAID BY       ASF PAID BY KDI
                                                                     THE FUND TO KDI      TO FIRMS
                                                                     ---------------   ---------------
                             Six months ended May 31, 1998               $18,000           40,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $101,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                   $32,389

                             Proceeds from sales                          20,522

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                           MAY-31,-1998                 NOVEMBER-30,-1997
                                                       --------------------            -------------------
                                                       SHARES        AMOUNT            SHARES       AMOUNT
                               ----------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                   1,334        $19,827           1,001        $12,178
                              -----------------------------------------------------------------------------
                              Class B                   1,525         21,526           1,144         14,017
                              -----------------------------------------------------------------------------
                              Class C                      61            883              53            637
                              -----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                      15            187               2             24
                              -----------------------------------------------------------------------------
                              Class B                      12            141               4             43
                              -----------------------------------------------------------------------------
                              Class C                       1             11              --             --
                              -----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                    (887)       (13,151)           (243)        (2,992)
                              -----------------------------------------------------------------------------
                              Class B                  (1,081)       (15,227)           (372)        (4,615)
                              -----------------------------------------------------------------------------
                              Class C                     (16)          (219)             (4)           (48)
                              -----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                      15            219              13            161
                              -----------------------------------------------------------------------------
                              Class B                     (15)          (219)            (13)          (161)
                              -----------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS            $ 13,978                        $19,244
                              -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        ----------------------------------------------------------
                                                                                 CLASS A
                                                        ----------------------------------------------------------
                                                         SIX MONTHS           YEAR ENDED            MAY 1 TO
                                                           ENDED             NOVEMBER 30,         NOVEMBER 30,
                                                        MAY 31, 1998             1997                 1996
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $12.43               11.02                 9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .07                 .03                  .01
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                           3.44                1.51                 1.51
------------------------------------------------------------------------------------------------------------------
Total from investment operations                             3.51                1.54                 1.52
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                     .05                  --                   --
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                         .15                 .13                   --
------------------------------------------------------------------------------------------------------------------
Total dividends                                               .20                 .13                   --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $15.74               12.43                11.02
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               28.69%              14.18                16.00
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                1.66%               1.52                 1.49
------------------------------------------------------------------------------------------------------------------
Net investment income                                        1.18%                .34                  .46
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                                     2.41%               1.75                 4.74
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  .43%                .11                (2.79)
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                        ----------------------------------------------------------
                                                                                 CLASS B
                                                        ----------------------------------------------------------
                                                         SIX MONTHS           YEAR ENDED            MAY 1 TO
                                                           ENDED             NOVEMBER 30,         NOVEMBER 30,
                                                        MAY 31, 1998             1997                 1996
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.27               10.97                 9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                .02                (.05)                (.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                           3.38                1.48                 1.49
------------------------------------------------------------------------------------------------------------------
Total from investment operations                             3.40                1.43                 1.47
------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                      .15                 .13                    --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $15.52               12.27                10.97
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               28.05%              13.23                15.47
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                2.63%               2.45                 2.44
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  .21%               (.59)                (.49)
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                                     3.64%               2.66                 5.63
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 (.80)%           (.80   )                (3.68   )
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        ---------------------------------------------------------
                                                                                 CLASS C
                                                        ---------------------------------------------------------
                                                         SIX MONTHS           YEAR ENDED            MAY 1 TO
                                                           ENDED             NOVEMBER 30,         NOVEMBER 30,
                                                        MAY 31, 1998             1997                 1996
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.28               10.97                 9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                .05                (.05)                (.01)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                           3.37                1.49                 1.48
------------------------------------------------------------------------------------------------------------------
Total from investment operations                             3.42                1.44                 1.47
------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                      .15                 .13                    --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $15.55               12.28                10.97
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               28.19%              13.32                15.47

------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------

Expenses absorbed by the Fund                                2.27%               2.38                 2.34
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  .57%               (.52)                (.39)

------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------

Expenses                                                     3.02%               2.59                 5.50
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 (.18)%              (.73)               (3.55)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS           YEAR ENDED            MAY 1 TO
                                                           ENDED             NOVEMBER 30,         NOVEMBER 30,
                                                        MAY 31, 1998             1997                 1996
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                $45,324               23,910               3,856
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                           71%                 101                  96
------------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Scudder Kemper has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net assets are computed without this expense waiver or absorption. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING


SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Europe Fund shareholders were asked to vote on six separate issues: election of the eight members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure, approval of a new sub-advisory agreement with Zurich Investment Management Limited and approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                 For     Withheld

   James E. Atkins             769,482   9,911

   Arthur R. Gottschalk        770,196   9,197

   Frederick T. Kelsey         769,882   9,511

   Daniel Pierce               770,245   9,149

   Fred B. Renwick             770,245   9,146

   John B. Tingleff            770,245   9,149

   Edmond D. Villani           769,882   9,511

   John B. Weithers            770,245   9,149

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

     For    Against  Abstain
   745,242  11,980   22,171

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

     For    Against  Abstain
   728,051  5,965    24,099

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

     For    Against  Abstain
   727,209  15,971   37,379

5) Approval of a new sub-advisory agreement with Zurich Investment Management Limited

     For    Against  Abstain
   723,776  9,390    24,949

6) Approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc.

                 For    Against  Abstain
   Class B     384,320  5,315    14,063
   Class C     43,121   0        522

NOTES

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY                 STEVEN H. REYNOLDS
Chairman and Trustee        President                      Vice President

JAMES E. AKINS              PHILIP COLLORA                 LINDA J. WONDRACK
Trustee                     Vice President and             Vice President
                            Secretary
ARTHUR R. GOTTSCHALK                                       MAUREEN E. KANE
Trustee                     JOHN R. HEBBLE                 Assistant Secretary
                            Treasurer
FREDERICK T. KELSEY                                        CAROLINE PEARSON
Trustee                     JERARD K. HARTMAN              Assistant Secretary
                            Vice President
FRED B. RENWICK                                            ELIZABETH C. WERTH
Trustee                     THOMAS W. LITTAUER             Assistant Secretary
                            Vice President
JOHN B. TINGLEFF
Trustee                     ANN M. MCCREARY
                            Vice President
EDMOND D. VILLANI
Trustee                     KATHRYN L. QUIRK
                            Vice President
JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                   THE CHASE MANHATTAN BANK
                                    Chase Metro Center
                                    Brooklyn, NY 11245
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza  Chicago, IL 60606
                                    www.kemper.com
--------------------------------------------------------------------------------

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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This report is not to be distributed
unless preceded or accompanied by a
Kemper Europe Fund prospectus.
KEUF - 3 (7/98) 1050230